Exhibit 23.3

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Nigel Fung (the “Qualified Person”), in connection with the Registration Statement on Form F-1 of The Metals Royalty Company Inc. (the “Company”) relating to the sale of common shares, to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), consents to:

•	the inclusion as an exhibit to the Registration Statement of the technical report summary entitled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”);

•	the use of the information derived, summarized, quoted or referenced from the Technical Report Summary including the sections of the Technical Report Summary for which the Qualified Person is responsible; and

•	the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement and has reviewed and approved the disclosure in the Registration Statement derived from such sections.

The Qualified Person is responsible for authoring Sections 2, 12, 13, 15.1, 15.2, 16, 18.2, 19, 20, 21 and 25 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this September 23, 2026

/s/ Nigel Fung
Nigel Fung P.Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Daniel Gagnon (the “Qualified Person”), in connection with the Registration Statement on Form F-1 of The Metals Royalty Company Inc. (the “Company”) relating to the sale of common shares, to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), consents to:

•	the inclusion as an exhibit to the Registration Statement of the technical report summary entitled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”);

•	the use of the information derived, summarized, quoted or referenced from the Technical Report Summary including the sections of the Technical Report Summary for which the Qualified Person is responsible; and

•	the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement and has reviewed and approved the disclosure in the Registration Statement derived from such sections.

The Qualified Person is responsible for authoring Sections 18.1 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this September 23 , 2026

/s/ Daniel Gagnon
Daniel Gagnon P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Claude Bisaillon (the “Qualified Person”), in connection with the Registration Statement on Form F-1 of The Metals Royalty Company Inc. (the “Company”) relating to the sale of common shares, to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), consents to:

•	the inclusion as an exhibit to the Registration Statement of the technical report summary entitled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”);

•	the use of the information derived, summarized, quoted or referenced from the Technical Report Summary including the sections of the Technical Report Summary for which the Qualified Person is responsible; and

•	the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement and has reviewed and approved the disclosure in the Registration Statement derived from such sections.

The Qualified Person is responsible for authoring Sections 3 to 9 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this September 23, 2026

/s/ Claude Bisaillon
Claude Bisaillon P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Masoud Gorjian (the “Qualified Person”), in connection with the Registration Statement on Form F-1 of The Metals Royalty Company Inc. (the “Company”) relating to the sale of common shares, to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), consents to:

•	the inclusion as an exhibit to the Registration Statement of the technical report summary entitled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”);

•	the use of the information derived, summarized, quoted or referenced from the Technical Report Summary including the sections of the Technical Report Summary for which the Qualified Person is responsible; and

•	the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement and has reviewed and approved the disclosure in the Registration Statement derived from such sections.

The Qualified Person is responsible for authoring Sections 10 and 14 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this September 23, 2026

/s/ Masoud Gorjian
Masoud Gorjian P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Schadrac Ibrango (the “Qualified Person”), in connection with the Registration Statement on Form F-1 of The Metals Royalty Company Inc. (the “Company”) relating to the sale of common shares, to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), consents to:

•	the inclusion as an exhibit to the Registration Statement of the technical report summary entitled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”);

•	the use of the information derived, summarized, quoted or referenced from the Technical Report Summary including the sections of the Technical Report Summary for which the Qualified Person is responsible; and

•	the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement and has reviewed and approved the disclosure in the Registration Statement derived from such sections.

The Qualified Person is responsible for authoring Section 11 and relevant portions of Sections 1, and 22 to 24 of the Technical Report Summary.

Dated this September 23, 2026

/s/ Schadrac Ibrango
Schadrac Ibrango, P.Geo., Ph.D., MBA a Qualified Person